Trade and other receivables	12 Months Ended
Dec. 31, 2019
Trade and other receivables
Trade and other receivables

5     Trade and other receivables

The trade and other receivables balance comprises the following:

	2019	2018
	$	$

Trade receivables	2,588,470	1,791,688
Interest receivable	32,287	55,730
Tax receivables	1,108,340	565,832
Other receivables	329,039	272,862
Total trade and other receivables	4,058,136	2,686,112

Amounts past due represent trade receivables past due based on the customer’s contractual terms. The Company applies the simplified approach to providing for expected credit losses prescribed by IFRS 9, which permits the use of the lifetime expected loss provision for all trade receivables. At December 31, 2019 and 2018, there were no trade receivables that are past due.